File Number: 333-110037
                                               Filed Pursuant to Rule 497(e)
                                               of the Securities Act of 1933



                                                           May 17, 2013



                          Pioneer AMT-Free Municipal Fund

                Supplement to the May 1, 2013 Prospectus, as in effect
  	             and as may be amended from time to time


The following replaces the information in the sections indicated.

Fund summary

The following replaces the information in the "Management" chart:

Portfolio management  David Eurkus, Senior Vice President at Pioneer
                      (portfolio manager of the fund since 2006);
                      Jonathan Chirunga, Vice President at Pioneer
                      (portfolio manager of the fund since 2013).

Management

The following replaces the first paragraph in the subsection entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of David Eurkus and Jonathan Chirunga. Mr. Eurkus and Mr. Chirunga are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Eurkus, Senior Vice President of Pioneer, joined Pioneer in 2001, has been an investment professional since 1969 and has served as portfolio manager of the fund since 2006. Mr. Chirunga, Vice President of Pioneer, joined Pioneer in 2011 from
T. Rowe Price Associates where he was a Vice President and Municipal Credit Analyst from 2001 to 2011. Mr. Chirunga has served as portfolio manager of the fund since 2013.